                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 29, 2002
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

         1-9025                                         NOT APPLICABLE.
(Commission File Number)                       (IRS Employer Identification No.)

     7961 SHAFFER PARKWAY, SUITE 5                         80127
             LITTLETON, CO
(Address of Principal Executive Offices)                 (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)
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                                VISTA GOLD CORP.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED AUGUST 29TH, 2002

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired:

              Not applicable.

         (b)  PRO FORMA financial information:

              Not applicable.

         (c)  Exhibits

              VISTA GOLD CORP ANNOUNCES COMPLETION OF THE PAREDONES AMARILLOS GOLD PROJECT ACQUISITION; ENGAGEMENT OF FINANCIAL ADVISER.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VISTA GOLD CORP.
                                            (Registrant)

Date: August 29, 2002                       By: /s/ John F. Engele
                                                ----------------------
                                                John F. Engele
                                                Vice President Finance


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                                  EXHIBIT INDEX

                      EXHIBIT NO.                                 PAGE NO.
                      -----------                                 --------
Press release dated July 23, 2002, Vista Gold Corp.                  5
Announces Completion of Due Diligence on the Paredones
Amarillos Gold Project


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